  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934
Date of report (Date of earliest event reported): April 29, 2024
Seven Hills Realty Trust
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or other Jurisdiction of Incorporation)

001-34383	20-4649929
(Commission File Number)	(IRS Employer Identification Number)
Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts    02458-1634
        (Address of Principal Executive Offices)                 (Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC
 (617) 332-9530
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition.
On April 29, 2024, Seven Hills Realty Trust, or the Company, issued a summary press release and a detailed earnings presentation announcing the Company’s financial results for the quarter ended March 31, 2024. A copy of the Company’s summary press release and detailed earnings presentation are furnished as Exhibits 99.1 and 99.2 hereto, respectively.
Item 9.01.  Financial Statements and Exhibits.
(d)          Exhibits
99.1 Press release dated April 29, 2024
99.2 First quarter 2024 financial results presentation
104 Cover Page Interactive Data File. (Embedded within the inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

Date:	April 29, 2024	By:	/s/ Fernando Diaz
		Name:	Fernando Diaz
		Title:	Chief Financial Officer and Treasurer

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